EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

The percentages per table should add up to 100%

FICO & Documentation
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FICO Score                        Full DOC      Limited Doc       Stated        All Docs        WAC     Avg Prin Bal Current LTV
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(delete N/A buckets)                                                                           8.16      175,453         71.8
500-550                              9.49%          1.87%          3.83%            15.2       8.21      145,764        75.78
551-600                             15.67%          2.82%          5.78%           24.28       7.57      155,798        80.66
601-650                             16.92%          4.78%         10.28%           31.99       7.13      164,775        82.46
651-700                              7.72%          3.08%          8.59%           19.38       6.92      177,022        82.08
701-750                              2.80%          1.07%          3.06%            6.94       6.54      190,436        82.55
751-800                              0.97%          0.10%          0.80%            1.87       6.23      206,354        82.03
801-850                              0.02%          0.00%          0.01%            0.03       6.41      106,981        66.56
Total                                53.60          13.73          32.35           99.68        7.3      163,588        80.89
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LTV & FICO
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                                                                                      Avg Prin         Gross    Limited    Stated
Current LTV             FICO N/A   500-600   601-700   701-800  Above 800  total        Bal      WAC   Margin     Doc       Doc
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(delete N/A buckets)                                                                 86,961     9.398    6.03         0    20.06
10.01-20                            0.02%     0.04%     0.01%     0.00%    0.07%     73,179     7.112   5.215         0    25.13
20.01-30                            0.07%     0.13%     0.01%     0.00%    0.21%     89,695     7.162   5.917     19.32    34.38
30.01-40                            0.20%     0.18%     0.04%     0.01%    0.43%    105,142     7.252   6.109      5.07    21.81
40.01-50                            0.64%     0.51%     0.08%     0.00%    1.23%    123,628      7.13   6.005     16.58    27.47
50.01-60                            1.65%     1.10%     0.14%     0.01%    2.90%    135,920     7.251   6.158      14.8    29.08
60.01-70                            4.78%     2.96%     0.55%     0.00%    8.29%    150,674     7.352    6.05     16.61     28.7
70.01-80                            15.95%    22.31%    4.32%     0.01%   42.59%    169,194      7.18   5.776     18.09     34.7
80.01-90                            14.52%    16.26%    2.16%     0.01%   32.95%    186,048     7.282   5.767     10.38    35.64
90.01-100                           1.89%     7.88%     1.50%     0.00%   11.28%    127,548     7.825   5.804      5.23    19.15
100+
Total                               39.73%    51.37%    8.81%     0.03%   99.94%    163,588     7.302   5.804      13.8    32.44
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Prin Balance & FICO
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                                                                                      Current             Gross   Limited     Stated
Prin Balance              FICO N/A   500-600   601-700   701-800  Above 800     total   LTV       WAC     Margin    Doc        Doc
------------------------------------------------------------------------------------------------------------------------------------
(delete N/A buckets)
$1-$50,000                            0.75%     0.97%     0.12%   0.00%        1.84%    84.49   9.331     6.169     6.25      19.19
$50,001-$100,000                      5.34%     4.75%     0.56%   0.01%       10.66%    78.54   8.096     6.008    10.71      20.42
$100,001-$150,000                     8.27%     8.71%     1.13%   0.01%       18.11%    79.73   7.545     5.948    12.48      26.31
$150,001 - $200,000                   7.73%     8.73%     1.39%   0.01%       17.87%    80.21   7.301     5.865    16.08      30.16
$200,001 - $250,000                   5.84%     7.52%     1.16%   0.00%       14.52%    80.85   7.131     5.804    12.55      33.62
$250,001 - $300,000                   4.27%     6.37%     1.61%   0.00%       12.25%    82.24   7.006     5.755       16      37.64
$300,001 - $350,000                   2.92%     5.17%     0.87%   0.00%        8.96%    82.28   6.962      5.69    13.34       42.5
$350,001 - $400,000                   2.43%     4.54%     0.77%   0.00%        7.74%    82.85    6.89      5.68     16.6      42.47
$400,001 - $450,000                   1.04%     1.93%     0.46%   0.00%        3.43%    83.26   6.922     5.594    13.13      46.74
$450,001 - $500,000                   0.91%     1.80%     0.41%   0.00%        3.11%    81.18   6.769     5.523    19.22      37.03
$500,001 - $550,000                   0.06%     0.51%     0.12%   0.00%        0.69%    80.82   6.528     5.401     8.47      34.92
$550,001 - $600,000                   0.13%     0.26%     0.07%   0.00%        0.46%    84.53   6.318     5.223      7.4      28.76
$600,001 - $650,000                   0.04%     0.07%     0.07%   0.00%        0.18%    79.04   6.183     4.859        0      20.25
$650,001 - $700,000                   0.04%     0.04%     0.04%   0.00%        0.11%    65.61   7.047       7.5        0          0
$700,001 - $750,000                   0.00%     0.00%     0.04%   0.00%        0.04%    79.58    6.35       5.5        0          0
Total                                39.74%    51.37%     8.81%   0.03%       99.95%    80.89   7.302     5.804     13.8      32.44
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Prepayment Penalty & FICO
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                                                                                Current          Gross    Avg Prin  Limited   Stated
Prepayment Penalty Term  FICO N/A 500-600   601-700  701-800  Above 800  total   LTV       WAC   Margin     Bal       Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                   7.64%     8.42%    2.26%   0.00%    18.32%    80.05   7.376    5.515  143,293    13.51    33.75
6                                   0.00%     0.01%    0.00%   0.00%     0.01%    84.91   7.116        0   86,845        0        0
12                                  1.91%     4.20%    0.77%   0.00%     6.88%    79.09   7.171    5.816  228,262     6.68     40.9
18                                  0.00%     0.02%    0.00%   0.00%     0.02%       93   5.875    4.375  345,973        0        0
24                                 20.48%    22.42%    2.81%   0.01%    45.72%    82.31   7.256    5.809  176,281    18.16    31.55
30                                  0.04%     0.01%    0.00%   0.00%     0.05%    77.39   7.842    6.801  119,154        0    26.04
36                                  8.28%    14.38%    2.59%   0.02%    25.26%    79.32   7.325    6.086  153,849     9.77    31.43
42                                  0.00%     0.04%    0.00%   0.00%     0.04%    79.71     6.5        0  313,170        0        0
48                                  0.05%     0.02%    0.00%   0.00%     0.07%    86.35   7.528    6.076  140,450        0      6.7
54                                  0.00%     0.02%    0.00%   0.00%     0.02%    82.64    6.75     6.25  330,555        0   -    0
60                                  1.35%     1.82%    0.38%   0.01%     3.56%     81.5    7.62    6.703  126,528     2.35    29.34

Total                              39.74%    51.37%    8.81%   0.03%    99.95%    80.89   7.302    5.804  163,588     13.8    32.44
-----------------------------------------------------------------------------------------------=------------------------------------



Mortg Rates & FICO
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                                                                                   Current          Gross   Avg      Limited  Stated
Mortg Rates               FICO N/A  500-600  601-700   701-800  Above 800  total    LTV     WAC     Margin  Prin Bal   Doc      Doc
------------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                        0.00%    0.01%     0.29%     0.00%     0.30%   83.27    4.149   3.041   291,364       0   65.21
4.501 - 5.000                        0.04%    0.40%     1.14%     0.01%     1.58%   80.83    4.695   3.876   294,779    1.98   49.32
5.001 - 5.500                        0.08%    1.51%     0.21%     0.00%     1.80%   76.24    5.318   5.205   258,844   13.96   18.83
5.501 - 6.000                        0.67%    4.41%     1.00%     0.00%     6.08%   77.43    5.855    5.53   221,530   12.45   12.88
6.001 - 6.500                        2.40%    9.15%     1.64%     0.01%    13.20%   79.03    6.334   5.584   209,462    13.5    21.8
6.501 - 7.000                        6.10%   13.50%     2.26%     0.00%    21.86%   80.77    6.836   5.691   193,063   13.47   34.95
7.001 - 7.500                        7.19%    9.43%     1.26%     0.00%    17.89%   81.91    7.319    5.84   176,699   13.37   38.05
7.501 - 8.000                        9.26%    7.32%     0.59%     0.00%    17.17%   82.02     7.81   6.003   160,462   14.27   38.33
8.001 - 8.500                        5.81%    2.70%     0.18%     0.01%     8.70%    81.3    8.303   6.122   139,981   18.34   35.83
8.501 - 9.000                        4.41%    1.34%     0.05%     0.00%     5.80%   81.01    8.784   6.348   124,605   15.85   31.65
9.001 - 9.500                        1.78%    0.36%     0.02%     0.00%     2.16%   80.71    9.293   6.458    95,797   12.36      32
9.501 - 10.000                       1.04%    0.73%     0.07%     0.00%     1.85%   84.27    9.803   6.846    67,805   13.51   15.56
10.001 - 10.500                      0.59%    0.15%     0.01%     0.00%     0.76%   86.12   10.246   6.796    57,460   10.61   13.94
10.501 - 11.000                      0.21%    0.33%     0.05%     0.00%     0.59%   89.65     10.7   6.799    57,565    7.63   55.06
11.001 - 11.500                      0.10%    0.00%     0.01%     0.00%     0.10%   77.08   11.235   6.936    65,371   15.46   22.41
11.501 - 12.000                      0.06%    0.02%     0.01%     0.00%     0.10%   80.99   11.768    6.97    56,438   10.52   34.69
12.001 - 12.500                      0.02%    0.00%     0.00%     0.00%     0.02%   73.28   12.233   7.102    48,898       0   25.64
12.501 - 13.000                      0.00%    0.00%     0.00%     0.00%     0.00%   99.93    12.74       0    24,469       0       0

Total                               39.74%   51.37%     8.81%     0.03%    99.95%   80.89    7.302   5.804   163,588    13.8   32.44
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Mortg Rates & LTV
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                                                                                          Gross    Avg Prin   Limited
Mortg Rates             LTV 70.01-80  LTV 80.01-90  LTV 90.01-100   total     avg FICO    Margin     Bal        Doc      Stated Doc
------------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                0.07%        0.22%          0.00%       0.28%    734.2        3.041    291,364          0      65.21
4.501 - 5.000                0.74%        0.70%          0.00%       1.44%    716.4        3.876    294,779       1.98      49.32
5.001 - 5.500                0.96%        0.43%          0.02%       1.42%      661        5.205    258,844      13.96      18.83
5.501 - 6.000                3.40%        1.32%          0.26%       4.97%    652.1         5.53    221,530      12.45      12.88
6.001 - 6.500                6.69%        3.40%          1.05%      11.13%    643.4        5.584    209,462       13.5       21.8
6.501 - 7.000                9.66%        7.38%          2.08%      19.11%    631.7        5.691    193,063      13.47      34.95
7.001 - 7.500                6.76%        6.81%          2.40%      15.96%    616.6         5.84    176,699      13.37      38.05
7.501 - 8.000                6.65%        6.74%          2.02%      15.41%    597.7        6.003    160,462      14.27      38.33
8.001 - 8.500                3.58%        3.21%          0.85%       7.64%    579.5        6.122    139,981      18.34      35.83
8.501 - 9.000                2.45%        1.92%          0.67%       5.04%    565.9        6.348    124,605      15.85      31.65
9.001 - 9.500                0.93%        0.50%          0.34%       1.78%    557.8        6.458     95,797      12.36         32
9.501 - 10.000               0.48%        0.24%          0.76%       1.48%    586.1        6.846     67,805      13.51      15.56
10.001 - 10.500              0.15%        0.06%          0.39%       0.60%    577.1        6.796     57,460      10.61      13.94
10.501 - 11.000              0.06%        0.03%          0.38%       0.48%    619.3        6.799     57,565       7.63      55.06
11.001 - 11.500              0.03%        0.01%          0.02%       0.05%    551.5        6.936     65,371      15.46      22.41
11.501 - 12.000              0.02%        0.01%          0.03%       0.06%    581.9         6.97     56,438      10.52      34.69
12.001 - 12.500              0.00%        0.00%          0.00%       0.00%    541.8        7.102     48,898          0      25.64
12.501 - 13.000              0.00%        0.00%          0.00%       0.00%      582            0     24,469          0          0
Total                       42.62%       32.96%         11.28%      86.86%    616.7        5.804    163,588       13.8      32.44
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The percentages per table should add up to 100%

FICO & Documentation
-------------------------------------------------------------------------------------------------------------
FICO Score              Full DOC   Limited Doc   Stated     All Docs    WAC     Avg Prin Bal  Current LTV
-------------------------------------------------------------------------------------------------------------
(delete N/A buckets)                                                   8.14       171,857       69.25
500-550                    8.93%      1.55%        4.52%       14.99    8.3       143,847       74.98
551-600                   15.66%      2.83%        6.99%       25.49   7.54       160,749       80.62
601-650                   17.93%      4.25%       10.58%       32.76   7.12       168,172        83.3
651-700                    7.36%      2.42%        7.93%       17.71    6.9       183,844       83.16
701-750                    2.95%      0.87%        2.83%        6.64   6.43       201,281       84.35
751-800                    0.97%      0.11%        0.89%        1.97   6.21       230,708       84.36
801-850                    0.02%      0.00%        0.01%        0.03   7.15        87,993       64.16
Total                     53.83%     12.02%       33.73%       99.59   7.31       167,168       81.37
------------------------------------------------------------------------------------------------------


LTV & FICO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Avg Prin            Gross     Limited    Stated
Current LTV             FICO N/A   500-600  601-700   701-800  Above 800  total       Bal       WAC     Margin      Doc        Doc
------------------------------------------------------------------------------------------------------------------------------------
(delete N/A buckets)                                                                  86,961    9.398     6.03        0      20.06
10.01-20                            0.02%    0.03%     0.00%     0.00%     0.06%      63,129    7.331    5.176        0      28.95
20.01-30                            0.09%    0.16%     0.01%     0.00%     0.25%      85,320    7.345    5.891     2.27      46.87
30.01-40                            0.24%    0.18%     0.05%     0.01%     0.47%     108,511     7.29    5.979     3.13      28.96
40.01-50                            0.69%    0.47%     0.07%     0.00%     1.23%     120,976    7.159    6.046    10.77      31.21
50.01-60                            1.78%    0.93%     0.14%     0.01%     2.86%     136,692    7.323    6.113    12.05      34.38
60.01-70                            5.22%    2.89%     0.38%     0.00%     8.49%     157,006    7.461    6.063    14.31      31.81
70.01-80                           16.39%   18.65%     3.45%     0.00%    38.48%     180,048    7.156    5.739    16.22      34.54
80.01-90                           14.59%   17.81%     2.44%     0.01%    34.85%     200,505    7.202    5.651     9.82      38.01
90.01-100                           1.77%    9.35%     2.07%     0.00%    13.20%     113,247    7.929    5.707     5.64      22.33
100+
Total                              40.78%   50.47%     8.61%     0.03%    99.90%     167,168    7.306     5.74    12.13      33.86
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Prin Balance & FICO
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Above             Current             Gross    Limited    Stated
Prin Balance            FICO N/A    500-600    601-700    701-800   800     total      LTV      WAC     Margin      Doc       Doc
------------------------------------------------------------------------------------------------------------------------------------
(delete N/A buckets)
$1-$50,000                           1.03%      1.49%      0.15%   0.00%     2.67%    87.43    9.524     6.216      5.51     21.05
$50,001-$100,000                     5.55%      4.61%      0.56%   0.01%    10.72%     79.5    8.317     5.936      7.72     24.09
$100,001-$150,000                    7.21%      6.79%      0.83%   0.02%    14.85%    79.78    7.602     5.879     10.35     28.68
$150,001 - $200,000                  6.99%      6.64%      1.00%   0.00%    14.63%    79.83    7.281     5.802     12.94     30.23
$200,001 - $250,000                  5.40%      5.81%      0.76%   0.00%    11.98%    80.88    7.122     5.792      8.91     35.37
$250,001 - $300,000                  3.55%      4.90%      1.23%   0.00%     9.68%    82.31    6.988     5.735     15.99     33.64
$300,001 - $350,000                  3.26%      5.49%      0.82%   0.00%     9.56%    82.64    6.962     5.675     11.93     42.18
$350,001 - $400,000                  4.06%      7.25%      1.23%   0.00%    12.54%     83.2    6.911     5.676     16.87     42.52
$400,001 - $450,000                  1.81%      3.07%      0.80%   0.00%     5.68%    83.48    6.912     5.585     13.08     45.45
$450,001 - $500,000                  1.53%      2.89%      0.66%   0.00%     5.07%    81.74    6.748     5.506     19.59     36.67
$500,001 - $550,000                  0.05%      0.89%      0.21%   0.00%     1.15%    80.87    6.469     5.361      4.46     36.45
$550,001 - $600,000                  0.23%      0.45%      0.12%   0.00%     0.79%    84.53    6.318     5.223       7.4     28.76
$600,001 - $650,000                  0.06%      0.12%      0.13%   0.00%     0.31%    79.04    6.183     4.859         0     20.25
$650,001 - $700,000                  0.07%      0.07%      0.07%   0.00%     0.20%    65.61    7.047       7.5         0         0
$700,001 - $750,000                  0.00%      0.00%      0.07%   0.00%     0.07%    79.58     6.35       5.5         0         0
Total                               40.80%     50.47%      8.61%   0.03%    99.91%    81.37    7.306      5.74     12.13     33.86
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Prepayment Penalty & FICO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Current         Gross   Avg Prin  Limited Stated
Prepayment Penalty Term    FICO N/A   500-600  601-700  701-800  Above 800   total   LTV      WAC   Margin    Bal      Doc     Doc
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                      8.25%     8.94%    2.66%   0.00%     19.85%   80.62   7.409   5.466   144,310    10.12  41.39
12                                     2.01%     4.14%    0.78%   0.00%      6.93%   80.29   7.219   5.769   256,329     6.81  42.83
18                                     0.00%     0.03%    0.00%   0.00%      0.03%      93   5.875   4.375   345,973        0      0
24                                    22.88%    23.93%    3.06%   0.01%     49.88%   82.42    7.25   5.808   181,777    15.12  32.68
36                                     5.23%    10.12%    1.44%   0.01%     16.81%   79.49   7.279   5.805   154,920    11.64  26.88
42                                     0.00%     0.06%    0.00%   0.00%      0.06%   79.71     6.5       0   313,170        0      0
48                                     0.08%     0.04%    0.00%   0.00%      0.13%   86.35   7.528   6.076   140,450        0    6.7
54                                     0.00%     0.03%    0.00%   0.00%      0.03%   82.64    6.75    6.25   330,555        0      0
60                                     2.34%     3.17%    0.66%   0.01%      6.18%    81.5    7.62   6.703   126,528     2.35  29.34
Total:                                40.80%    50.47%    8.61%   0.03%     99.91%   81.37   7.306    5.74   167,168    12.13  33.86
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Mortg Rates & FICO
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                                                             Above             Current          Gross  Avg Prin    Limited    Stated
Mortg Rates          FICO N/A   500-600  601-700    701-800   800      total     LTV     WAC   Margin     Bal         Doc      Doc
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(50 bps increment)
4.001 - 4.500                    0.00%    0.01%      0.47%   0.00%     0.48%    84.41   4.151   3.045   303,248          0    64.47
4.501 - 5.000                    0.04%    0.50%      1.35%   0.00%     1.89%    81.77   4.684   3.821   312,861        1.7    49.37
5.001 - 5.500                    0.09%    1.90%      0.28%   0.00%     2.26%     76.7   5.296   5.191   285,638      11.15    22.72
5.501 - 6.000                    0.88%    4.35%      0.87%   0.00%     6.11%    77.71   5.868   5.599   235,724      11.43     12.2
6.001 - 6.500                    2.62%    9.62%      1.54%   0.02%    13.80%    79.94   6.334   5.641   228,552      13.11    19.07
6.501 - 7.000                    6.42%   13.38%      2.02%   0.00%    21.82%    81.44   6.828   5.724   211,925      13.07    34.23
7.001 - 7.500                    7.50%    8.38%      1.10%   0.00%    16.98%    82.48   7.317   5.795   191,676      11.75    39.81
7.501 - 8.000                    8.95%    6.02%      0.54%   0.00%    15.52%    82.01   7.805   5.909   169,535      11.77    40.84
8.001 - 8.500                    5.56%    2.60%      0.10%   0.01%     8.28%    81.02   8.299   6.013   148,094      16.71    42.85
8.501 - 9.000                    3.93%    1.17%      0.03%   0.00%     5.13%    80.58   8.793   6.071   123,621      11.46    41.89
9.001 - 9.500                    1.89%    0.49%      0.04%   0.00%     2.42%    81.69   9.294   6.206    88,802       5.04    45.18
9.501 - 10.000                   1.40%    1.16%      0.13%   0.00%     2.68%    86.07   9.802   6.553    62,425      11.27    17.91
10.001 - 10.500                  0.89%    0.27%      0.02%   0.00%     1.18%     86.7  10.246   6.684    55,346      11.83    15.55
10.501 - 11.000                  0.31%    0.58%      0.09%   0.00%     0.98%    90.11  10.703   6.789    56,401       8.01     57.8
11.001 - 11.500                  0.15%    0.00%      0.01%   0.00%     0.17%    76.13  11.245   6.939    65,493      16.61    24.09
11.501 - 12.000                  0.11%    0.04%      0.02%   0.00%     0.17%    80.99  11.768    6.97    56,438      10.52    34.69
12.001 - 12.500                  0.03%    0.01%      0.00%   0.00%     0.03%    73.28  12.233   7.102    48,898          0    25.64
12.501 - 13.000                  0.00%    0.00%      0.00%   0.00%     0.00%    99.93   12.74       0    24,469          0        0
Total                           40.80%   50.47%      8.61%   0.03%    99.91%    81.37   7.306    5.74   167,168      12.13    33.86
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Mortg Rates & LTV
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                                                                                           Gross   Avg Prin    Limited
Mortg Rates              LTV 70.01-80   LTV 80.01-90   LTV 90.01-100   total    avg FICO   Margin     Bal        Doc    Stated Doc
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(50 bps increment)
4.001 - 4.500                 0.11%         0.38%           0.00%       0.48%   733.3      3.045   303,248          0     64.47
4.501 - 5.000                 0.90%         0.90%           0.00%       1.80%   713.1      3.821   312,861        1.7     49.37
5.001 - 5.500                 1.27%         0.58%           0.00%       1.85%   663.4      5.191   285,638      11.15     22.72
5.501 - 6.000                 3.38%         1.30%           0.33%       5.02%   644.9      5.599   235,724      11.43      12.2
6.001 - 6.500                 6.52%         4.10%           1.31%      11.93%   640.4      5.641   228,552      13.11     19.07
6.501 - 7.000                 7.77%         8.62%           2.47%      18.86%   628.3      5.724   211,925      13.07     34.23
7.001 - 7.500                 5.63%         6.81%           2.76%      15.20%   613.1      5.795   191,676      11.75     39.81
7.501 - 8.000                 5.51%         6.27%           2.00%      13.78%   594.5      5.909   169,535      11.77     40.84
8.001 - 8.500                 3.32%         3.20%           0.64%       7.16%   579.1      6.013   148,094      16.71     42.85
8.501 - 9.000                 1.99%         1.65%           0.63%       4.28%   564.8      6.071   123,621      11.46     41.89
9.001 - 9.500                 1.01%         0.55%           0.46%       2.02%   561.9      6.206    88,802       5.04     45.18
9.501 - 10.000                0.70%         0.33%           1.24%       2.27%   589.3      6.553    62,425      11.27     17.91
10.001 - 10.500               0.24%         0.10%           0.61%       0.95%   580.2      6.684    55,346      11.83     15.55
10.501 - 11.000               0.11%         0.05%           0.64%       0.81%     623      6.789    56,401       8.01      57.8
11.001 - 11.500               0.05%         0.01%           0.03%       0.08%   551.8      6.939    65,493      16.61     24.09
11.501 - 12.000               0.03%         0.01%           0.06%       0.10%   581.9       6.97    56,438      10.52     34.69
12.001 - 12.500               0.00%         0.00%           0.01%       0.01%   541.8      7.102    48,898          0     25.64
12.501 - 13.000               0.00%         0.00%           0.00%       0.00%     582          0    24,469          0         0
Total                        38.54%        34.87%          13.20%      86.60%   615.2       5.74   167,168      12.13     33.86
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